UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant  ☒  Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

374Water Inc.
(Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing party:

	(4)	Date Filed:

374WATER INC.		CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS
	DATE:	THURSDAY, JUNE 13, 2024
	TIME:	10:00 A.M. EASTERN TIME
	LOCATION:	701 W. MAIN STREET, SUITE 410, DURHAM, NORTH CAROLINA 27701

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: CALL TOLL FREE 1-866-752-8683	FAX: SEND THIS CARD TO 202-521-3464	INTERNET: HTTPS://WWW.IPROXYDIRECT.COM/SCWO AND FOLLOW THE ON-SCREEN INSTRUCTIONS.	EMAIL: PROXY@IPROXYDIRECT.COM INCLUDE YOUR CONTROL ID IN YOUR EMAIL.

THIS COMMUNICATION REPRESENTS A NOTICE TO ACCESS A MORE COMPLETE SET OF PROXY MATERIALS AVAILABLE TO YOU ON THE INTERNET. WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING. THE PROXY STATEMENT IS AVAILABLE AT: HTTPS://WWW.IPROXYDIRECT.COM/SCWO

IF YOU WANT TO RECEIVE A PAPER COPY OF THE PROXY MATERIALS YOU MUST REQUEST ONE. THERE IS NO CHARGE TO YOU FOR REQUESTING A COPY.  TO FACILITATE TIMELY DELIVERY PLEASE MAKE THE REQUEST, AS INSTRUCTED ABOVE, MAY 29, 2024.

YOU MAY ENTER YOUR VOTING INSTRUCTIONS AT HTTPS://WWW.IPROXYDIRECT.COM/SCWO UNTIL 11:59 PM EASTERN TIME JUNE 12, 2024.

THE PURPOSES OF THIS MEETING ARE AS FOLLOWS:

1.        ELECTION OF SEVEN DIRECTORS TO SERVE AS DIRECTORS ON OUR BOARD OF DIRECTORS TO SERVE UNTIL OUR 2025 ANNUAL MEETING OF STOCKHOLDERS OR UNTIL SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED;

2.        AN ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THE PROXY STATEMENT ACCOMPANYING THIS NOTICE;

3.        INCREASE OF THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED AND ISSUABLE UNDER THE COMPANY'S 2021 EQUITY INCENTIVE PLAN;

4.        RATIFICATION OF THE APPOINTMENT OF CHERRY BEKAERT LLP, AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2024 FISCAL YEAR; AND

5.        SUCH OTHER BUSINESS AS MAY ARISE AND THAT MAY PROPERLY BE CONDUCTED AT THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

PURSUANT TO SECURITIES AND EXCHANGE COMMISSION RULES, YOU ARE RECEIVING THIS NOTICE THAT THE PROXY MATERIALS FOR THE ANNUAL MEETING ARE AVAILABLE ON THE INTERNET. FOLLOW THE INSTRUCTIONS ABOVE TO VIEW THE MATERIALS AND VOTE OR REQUEST PRINTED COPIES.
THE BOARD OF DIRECTORS HAS FIXED THE CLOSE OF BUSINESS ON APRIL 26, 2024  AS THE RECORD DATE FOR THE DETERMINATION OF STOCKHOLDERS ENTITLED TO RECEIVE NOTICE OF THE ANNUAL MEETING AND TO VOTE THE SHARES OF OUR COMMON STOCK, PAR VALUE $.001 PER SHARE, THEY HELD ON THAT DATE AT THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT OF THE MEETING.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE ‘FOR’ ALL PROPOSALS ABOVE.

PLEASE NOTE - THIS IS NOT A PROXY CARD - YOU CANNOT VOTE BY RETURNING THIS CARD

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374WATER INC. SHAREHOLDER SERVICES 1 Glenwood Ave Suite 1001 Raleigh NC 27603	FIRST-CLASS MAIL US POSTAGE PAID RALEIGH NC PERMIT # 870

TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED

IMPORTANT SHAREHOLDER INFORMATION

YOUR VOTE IS IMPORTANT

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